United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08359
                                   ---------------------------------------------

                               The Westport Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                253 Riverside Avenue, Westport, Connecticut 06880
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

    Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878
                                                   -----------------------------

Date of fiscal year end:   12/31
                        -----------

Date of reporting period: 12/31/06
                         ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

[The Westport Funds Annual Report to be Inserted]

                               The Westport Funds
                                     [LOGO]

                                  Annual Report
                                December 31, 2006

                                  888-593-7878

                                    website:
                              www.westportfunds.com

                              WESTPORT INVESTMENTS
                                     [LOGO]

Letter to Shareholders                                          January 14, 2007
================================================================================

Dear Fellow Shareholder:

In 2006, returns from domestic equity markets proved to be better than investors initially anticipated. However, quarterly variation in performance was significant as investors weighed Federal Reserve ("Fed") actions and policy statements by the Fed's new Chairman, estimates of world and domestic economic growth, energy prices, the domestic housing market and corporate earnings.

In the first quarter of 2006, a strong stock market performance was led by speculative stocks and supported by investor belief that the Fed would soon end its tightening of monetary policy through short term rate increases. However, the second quarter saw broad weakness and negative returns in many sectors of the market when the Fed did not halt its tightening campaign. The stock market had a weak start in the third quarter, but improved as oil prices peaked, housing transaction volume slowed and housing prices in formerly hot markets declined. In addition, after a rate increase at its June 2006 meeting, the Fed moved to the sidelines, satisfied that deflation of the energy and housing bubbles and the existing level of monetary restraint would reduce inflationary pressures. In the fourth quarter, there was further evidence that the economy and inflation would slow but remain at acceptable levels consistent with the Fed's "soft landing" scenario. Overall, despite slowed economic growth in the second half, earnings growth for the S&P 500 Index remained strong with a double digit third quarter gain, the 18th consecutive quarter of such gains. The stock market rally that started midway through the third quarter continued into the fourth quarter, supported by increased probability of a Fed-engineered soft landing and continued earnings growth. Although it is unclear if the fourth quarter will be the 19th consecutive quarter of gains, it should be close.

                                Table of Results
                               THE WESTPORT FUNDS
                       Total Returns* -- December 31, 2006

                                                         Five Years            Since
                                          One Year         Ended            Inception(i)
                                            Ended         12/31/06         to 12/31/06
Fund or Index                             12/31/06   (Average Annual)   (Average Annual)
---------------------------------------   --------   ----------------   ----------------
Westport Select Cap Fund - Class R(ii)      12.4%           8.6%               13.2%
Russell 2000(R) Index(iv)                   18.4%          11.4%                8.1%
Westport Fund - Class R(iii)                13.3%           9.7%               12.7%
Russell Midcap(R) Index(iv)                 15.3%          12.9%               10.4%

* The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

In the speculative market environment of the first quarter 2006 the Westport Select Cap Fund trailed its benchmark, the Russell 2000 Index, by approximately eight percentage points. In the final three quarters of 2006 the Westport Select Cap Fund outperformed its benchmark by approximately two percentage points although its recovery was reduced by about 80 basis points (one basis point is equivalent to 0.01%) in the annual rebalancing of the Russell 2000 Index at the end of June 2006. The remainder of the Westport Select Cap Fund's shortfall is attributable to the absence of REITs, utilities and highly cyclical materials companies from the portfolio. These three industry groups recorded strong and atypical returns in 2006.

The Westport Fund finished the year trailing its primary index, the Russell Midcap Index, by two percentage points, although the gap was less than 40 basis points at the end of the third quarter. The unusually warm weather in the fourth quarter hurt energy prices and the valuation of energy companies. The Westport Fund's energy holdings subtracted 1.7 percentage points from performance in 2006. In addition, REITs and utilities each added two percentage points of return to the Russell Midcap Index and their absence from the Fund's portfolio holdings totaled four percentage points or twice the shortfall. Clearly, the remainder of the portfolio outperformed the benchmark minus these two industry groups. Since the Westport Fund has portfolio holdings in all three market capitalization categories - large, mid and small - an added useful performance comparison is to the Lipper Multi-Cap Core Funds Category Average.v During 2006 both had returns of 13.3%, but since its inception nine years ago the Westport Fund's returns have outperformed the Lipper Multi-Cap Core Funds Category Average by seven percentage points on average each year.

Portfolio Comments

The businesses of the companies held by both Funds performed well during 2006 with few consequential operational or earnings disappointments. Within the Westport Select Cap Fund, nearly all industry groups provided a positive return for 2006. There were two exceptions - Broadcasting and Energy (Oil & Gas Producers) - which returned -17% and -6%, respectively. Hurt by competition from internet based advertising alternatives, radio broadcasters have been unable to produce revenue growth. Energy company results were harmed by flat oil prices and lower natural gas prices in 2006. The price of benchmark West Texas Intermediate crude oil was roughly flat in 2006 comparing year end to beginning of year prices. Natural gas prices declined substantially in 2006 because of an inventory overhang that started with the mild winter weather in the first quarter of 2006. Oil and natural gas are commodities and commodity prices are often volatile. Price volatility has a significant impact on the financial results of exploration and production companies and, therefore, their stock market valuations. In the Westport Select Cap Fund's holdings, all three exploration and production companies were involved in restructurings last year, and two, Houston Exploration Company and Stone Energy Corporation, received takeover offers during the year. However, neither was consummated. Houston Exploration Company did agree to be acquired by Forest Oil Corporation in early January 2007, but the price was at a discount to prior expectations. Individual companies that had disappointing results with negative returns of -15% or more were: The St. Joe Company, a real estate development firm and largest private land holder in Florida, at -20%; Checkpoint Systems, Inc., a provider of security and labeling systems, at -18%; EGL, Inc., a global logistics provider, at -17%; and Taylor Capital Group, Inc., a commercial bank in Chicago, at -15%.

Investing in corporate turnarounds is a key focus for both Westport Funds. The Westport Select Cap Fund participated in the following turnarounds in 2006: new management's restructuring of Big Lots, Inc., a closeout retailer, with a gain over 90%; the refocusing of Saks, Inc., a high-end retailer, and Orient-Express Hotels, Ltd., a luxury hotel owner and operator, with returns of 63% and over 50%, respectively. The continued rebound of commercial aviation led Precision Castparts Corp. to a gain over 50% for the year. In total fifteen companies in the Westport Select Cap Fund each provided a total return greater than 35% in 2006.

Successful acquisitions were again an important contributor to performance. JLG Industries, Inc., a manufacturer of aerial work platforms agreed to be acquired by Oshkosh Truck Corporation in a cash deal during the fourth quarter for a gain of 40%. Delta & Pine Land Company, the largest domestic cotton seed supplier, agreed to be acquired by Monsanto Company for a gain of 74% during the year. MRO Software, Inc., a supplier of enterprise asset management software, was acquired by IBM for an 84% gain. And finally, Caremark Rx, Inc., one of the two largest pharmacy benefit managers (the Westport Select Cap Fund's largest holding as of year end 2006 and a major holding in the Westport Fund), has become the focus of competing takeover offers. Initially the company announced a merger of equals (no premium to its stock market valuation) with CVS Corporation. Subsequently, Express Scripts, Inc., a smaller pharmacy benefit manager, offered Caremark a cash and stock deal with a significant premium. The winner should be known by the end of the first quarter of 2007.

In the Westport Fund the only industry group recording negative performance for the year was energy, as noted earlier. Turning to specific holdings in the Westport Fund portfolio, Helmerich & Payne, Inc., a land based oil and gas contract driller, had the largest negative return last year at -20%. CA Inc., and EOG Resources, Inc. were the only other holdings with negative returns larger than -10%. In contrast, there was a total of 9 portfolio holdings that provided a positive return exceeding 30% in 2006. The largest was 84%, from the MRO Software, Inc. acquisition by IBM.

Outlook

The domestic economic outlook became clearer late in the third quarter of 2006. While the economy was obviously slowing from its first half pace, it was also evident that the breaking of the housing bubble was not leading to a recession. In addition, oil prices backed off from their summer peak of $77/barrel, taking pressure off consumer spending and reducing the pressure on core inflation (inflation calculated excluding food and energy) from its "flow through" effects. Furthermore, as long as these conditions remain in place, it is likely that the Fed will stay on the sidelines and not disrupt the economy fighting inflation. The investment environment for the final quarter of 2006 included a continuation of stable short term interest rates and respectable earnings growth, but probably slower than recent double digit rates.

The central banks of the three largest global economies are collectively less likely to tighten monetary policy now than they were at the start of 2006. The Fed is apt to remain on hold as the soft landing unfolds. The Bank of Japan made no changes to its interest rate policy after a 25 basis point increase at mid year, although another 25 basis point increase by mid-2007 is possible. Although the European Central Bank (ECB) has moved its overnight rate from 2% at the beginning of 2006 to 3.5% at year end, the bank does not appear to be aggressively pursuing further monetary restraint, however, as the strength of the euro is a concern for the export dependent countries in the Euro block. Collectively, the three central banks appear to have created monetary conditions that are not disruptive to the global economy or the U.S. economy's soft landing.

As companies endeavor to continue to improve the profitability of their operations, in all likelihood further restructuring will be needed. These may include the spin-off or sale of slower growth businesses, as well as mergers and acquisitions to expand their "business platforms" to enhance product offerings and productivity benefits. Private equity firms are also likely to maintain their presence with more and larger company purchases. The U. S. private equity firms raised $215 billion in 2006, up one-third from 2005, and continue to take advantage of inexpensive debt.

The investment environment at the start of 2007 appears favorable: domestic interest rates are likely to remain stable for some time; Japanese and Euro zone rates aren't apt to increase greatly; merger and acquisition activity is expected to continue at an elevated level; earnings growth should continue but at a slower rate; commodity prices have retreated from peak levels; and finally, earnings growth in recent years has outpaced stock market gains, improving valuation from an earnings perspective. The major risk to this outlook appears to be the low probability of adverse outcomes embedded in prices in a number of non-equity financial markets. While financial markets appear stable, adverse events of a non-financial nature could trigger disruption. Examples of possible non-financial occurrences include adverse geo-political or extreme weather events.

With their valuation focus, the two Westport Funds should be well-positioned for this investment environment. Although equity market returns this year are unlikely to match those in 2006, competitive returns do not seem an unreasonable expectation.

We would again like to thank our fellow shareholders for their continued support.

Sincerely,


/s/ Edmund H. Nicklin, Jr.                 /s/ Andrew J. Knuth
-------------------------                  -------------------
    Edmund H. Nicklin, Jr.                     Andrew J. Knuth

(i) The Class R shares of the Westport Fund and the Westport Select Cap Fund commenced operations on December 31, 1997.

(ii) The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 19.

(iii) The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 17.

(iv) The Russell Midcap(R) Index is an index comprised of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 30% of the total market capitalization of the Russell 1000(R) (an index of the 1,000 largest companies in the Russell 3000(R) Index). The Russell 2000(R) Index, representing approximately 8% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000(R) Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity markets). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses.

(v) Lipper Multi-Cap Core Funds Category Average is an arithmetic average of the total return of all Multi-Cap Core Funds tracked by Lipper in a given time period. Lipper is an independent ranking organization for the mutual fund industry.

        Comparison of the Change in Value of a $10,000 Investment in the Westport Fund - Class R and the Russell Midcap(R) Index

   [The following table was depicted as a line chart in the printed material.]


   DATE            WESTPORT FUND CLASS R:            Russell Midcap Index:
---------          ----------------------            --------------------
 12/31/97                  10,000                            10,000
 06/30/98                  11,170                            10,914
 12/31/98                  11,220                            11,008
 06/30/99                  13,470                            12,146
 12/31/99                  16,396                            13,016
 06/30/00                  16,985                            13,683
 12/31/00                  17,820                            14,090
 06/30/01                  18,267                            13,814
 12/31/01                  18,531                            13,298
 06/30/02                  17,818                            12,540
 12/31/02                  15,398                            11,146
 06/30/03                  16,952                            12,870
 12/31/03                  19,919                            15,611
 06/30/04                  20,811                            16,651
 12/31/04                  23,276                            18,767
 06/30/05                  24,888                            19,503
 12/31/05                  25,981                            21,143
 06/30/06                  26,931                            22,164
 12/31/06                  29,429                            24,368

                             Westport Fund - Class R
                          Average Annual Total Returns

                    1 Year   5 Years   Since Inception*
                    ------   -------   ----------------
                    13.27%     9.69%         12.74%

Past performance is not predictive of future performance.


        Comparison of the Change in Value of a $10,000 Investment in the Westport Select Cap Fund - Class R and the Russell 2000(R) Index

   [The following table was depicted as a line chart in the printed material.]


     DATE          Westport Select Cap Fund Class R:   RUSSELL 2000 INDEX:
--------------     ---------------------------------   -------------------
   12/31/97                10,000                            10,000
   06/30/98                11,180                            10,493
   12/31/98                11,540                             9,745
   06/30/99                14,360                            10,651
   12/31/99                16,470                            11,817
   06/30/00                17,630                            12,174
   12/31/00                18,710                            11,458
   06/30/01                20,116                            12,244
   12/31/01                20,247                            11,744
   06/30/02                19,227                            11,192
   12/31/02                17,166                             9,339
   06/30/03                19,102                            11,008
   12/31/03                22,683                            13,752
   06/30/04                23,245                            14,671
   12/31/04                25,046                            16,271
   06/30/05                26,597                            16,068
   12/31/05                27,208                            17,012
   06/30/06                27,760                            18,411
   12/31/06                30,585                            20,138

                       Westport Select Cap Fund - Class R
                          Average Annual Total Returns

                    1 Year   5 Years   Since Inception*
                    ------   -------   ----------------
                    12.41%    8.60%         13.23%

Past performance is not predictive of future performance.

* The charts above represent the performance of Class R shares only, which may vary from the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Commencement of operations of Class R shares was December 31, 1997. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of the Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds' acutal expense ratios and assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

                                                                           Expenses Paid        Net Expense
                                      Beginning           Ending         During the                Ratio            Total Return
                                    Account Value     Account Value      Six Months Ended        Annualized       Six Months Ended
                                     July 1, 2006   December 31, 2006   December 31, 2006*   December 31, 2006   December 31, 2006
                                    -------------   -----------------   ------------------   -----------------   -----------------
Westport Fund
  Class R Actual                      $1,000.00          $1,092.80            $7.91                 1.50%               9.28%
  Class R Hypothetical (5% return
    before expenses)                  $1,000.00          $1,017.64            $7.63                 1.50%               2.52%
  Class I Actual                      $1,000.00          $1,092.50            $7.81                 1.48%               9.25%
  Class I Hypothetical (5% return
    before expenses)                  $1,000.00          $1,017.74            $7.53                 1.48%               2.52%
Westport Select Cap Fund
  Class R Actual                      $1,000.00          $1,101.80            $6.99                 1.32%              10.18%
  Class R Hypothetical (5% return
    before expenses)                  $1,000.00          $1,018.55            $6.72                 1.32%               2.52%
  Class I Actual                      $1,000.00          $1,103.00            $5.83                 1.10%              10.30%
  Class I Hypothetical (5% return
    before expenses)                  $1,000.00          $1,019.66            $5.60                 1.10%               2.52%

* Expenses are equal to each Fund's annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by [# of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365)] to reflect the one-half year period.

THE WESTPORT FUNDS
REPRESENTATION OF PORTFOLIO HOLDINGS
December 31, 2006 (Unaudited)
================================================================================

The illustrations below provide the industry allocations for the Westport Fund and the Westport Select Cap Fund.

Westport Fund
--------------------------------------------------------------------------------
Industry Allocation (% of Net Assets)
Industrial Specialty Products            19.6
Business Products & Services             17.1
Oil & Gas Producers                      14.7
Health Care Products & Services          11.9
Regional Banks & Thrifts                  8.0
Broadcasting/Cable TV/Advertising         5.7
Consumer Products & Services              5.6
Chemicals                                 5.5
Medical Products & Services               3.8
Transportation                            2.9
Insurance                                 2.2
Communications Equipment & Services       1.3
Oil & Gas Services                        1.0
Cash & Cash Equivalents                   0.7
                                        -----
Total                                   100.0
                                        =====

Westport Select Cap Fund
--------------------------------------------------------------------------------
Industry Allocation (% of Net Assets)
Consumer Products & Services             17.2
Business Products & Services             15.5
Industrial Specialty Products            14.4
Health Care Products & Services          12.8
Industrial Services                       8.2
Regional Banks & Thrifts                  7.6
Oil & Gas Producers                       7.5
Insurance                                 7.3
Transportation                            2.5
Security Products & Services              1.4
Real Estate & Construction                1.2
Communications Equipment & Services       1.1
Broadcasting/Cable TV/Advertising         0.7
Engineering & Consulting                  0.7
Other                                     0.5
Cash & Cash Equivalents                   1.4
                                        -----
Total                                   100.0
                                        =====

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
December 31, 2006
================================================================================

                                                                      Market
COMMON STOCKS -- 99.3%                                Shares          Value
--------------------------------------------------------------------------------
Broadcasting/Cable TV/Advertising -- 5.7%
Cox Radio, Inc. - Class A(a)....................        94,000   $    1,532,200
Interpublic Group of Companies, Inc.(a).........       100,000        1,224,000
                                                                 --------------
                                                                      2,756,200
                                                                 --------------
Business Products & Services -- 17.1%
CA, Inc.........................................        63,000        1,426,950
CACI International, Inc.(a).....................        32,500        1,836,250
ChoicePoint, Inc.(a)............................        14,400          567,072
Diebold, Inc....................................        20,000          932,000
Parametric Technology Corp.(a)..................        48,000          864,960
Synopsys, Inc.(a)...............................       100,000        2,673,000
                                                                 --------------
                                                                      8,300,232
                                                                 --------------
Chemicals -- 5.5%
Praxair, Inc....................................        45,000        2,669,850
                                                                 --------------
Communications Equipment & Services -- 1.3%
Rockwell Collins, Inc...........................        10,000          632,900
                                                                 --------------
Consumer Products & Services -- 5.6%
Claire's Stores, Inc............................        52,500        1,739,850
Del Monte Foods Company.........................        90,000          992,700
                                                                 --------------
                                                                      2,732,550
                                                                 --------------
Health Care Products & Services -- 11.9%
Caremark Rx, Inc................................        55,000        3,141,050
Laboratory Corporation of America Holdings(a)...        36,000        2,644,920
                                                                 --------------
                                                                      5,785,970
                                                                 --------------
Industrial Specialty Products -- 19.6%
Amphenol Corp...................................        30,000        1,862,400
FEI Company(a)..................................        12,000          316,440
International Rectifier Corp. (a)...............        40,000        1,541,200
Pall Corp.......................................        50,000        1,727,500
Precision Castparts Corp........................        44,000        3,444,320
Texas Instruments, Inc..........................        20,064          577,843
                                                                 --------------
                                                                      9,469,703
                                                                 --------------
Insurance -- 2.2%
Hilb, Rogal & Hobbs Company.....................        25,400        1,069,848
                                                                 --------------
Medical Products & Services -- 3.8%
Abbott Laboratories.............................        37,500        1,826,625
                                                                 --------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2006
================================================================================

                                                                      Market
COMMON STOCKS -- 99.3% (Continued)                    Shares          Value
--------------------------------------------------------------------------------
Oil & Gas Producers -- 14.7%
Anadarko Petroleum Corp...........................      50,000   $    2,176,000
EOG Resources, Inc................................      41,500        2,591,675
Houston Exploration Company(a)....................      15,000          776,700
Pogo Producing Company............................      32,500        1,574,300
                                                                 --------------
                                                                      7,118,675
                                                                 --------------
Oil & Gas Services -- 1.0%
Helmerich & Payne, Inc............................      20,100          491,847
                                                                 --------------
Regional Banks & Thrifts -- 8.0%
Cullen/Frost Bankers, Inc.........................      26,000        1,451,320
Sterling Financial Corp...........................      24,157          816,748
SunTrust Banks, Inc...............................      19,000        1,604,550
                                                                 --------------
                                                                      3,872,618
                                                                 --------------
Transportation -- 2.9%
FedEx Corp........................................      13,000        1,412,060
                                                                 --------------
TOTAL COMMON STOCKS (Cost $33,071,125)............               $   48,139,078
                                                                 --------------

================================================================================
                                                                      Market
MONEY MARKETS -- 0.2%                                 Shares          Value
--------------------------------------------------------------------------------
AIM Short Term Treasury - Institutional Class
  (Cost $77,649)..................................      77,649   $       77,649
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 99.5%
  (Cost $33,148,774)..............................               $   48,216,727

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%.....                      232,416
                                                                 --------------

NET ASSETS -- 100.0%..............................               $   48,449,143
                                                                 ==============

(a) Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2006
================================================================================

                                                                      Market
COMMON STOCKS -- 98.6%                                Shares          Value
--------------------------------------------------------------------------------
Broadcasting/Cable TV/Advertising -- 0.7%
Cox Radio, Inc. - Class A(a)......................     339,334   $    5,531,144
Emmis Communications Corp.(a).....................     154,153        1,270,221
                                                                 --------------
                                                                      6,801,365
                                                                 --------------
Business Products & Services -- 15.5%
Arbitron, Inc.....................................     677,753       29,441,590
CACI International, Inc.(a).......................     584,800       33,041,200
IMS Health, Inc...................................     665,615       18,291,100
Map Info Corp.(a).................................   1,096,800       14,313,240
Perot Systems Corp. - Class A(a)..................   1,123,506       18,414,263
Synopsys, Inc.(a).................................     975,500       26,075,115
TriZetto Group, Inc.(a)...........................   1,014,863       18,643,033
                                                                 --------------
                                                                    158,219,541
                                                                 --------------
Communications Equipment & Services -- 1.1%
General Communication, Inc. - Class A(a)..........     739,450       11,631,549
                                                                 --------------

Consumer Products & Services -- 17.2%
Applebee's International, Inc.....................     970,300       23,937,301
Big Lots, Inc.(a).................................   1,313,056       30,095,244
Darden Restaurants, Inc...........................     865,000       34,747,050
Del Monte Foods Company...........................   1,635,000       18,034,050
Orient Express Hotels Ltd. - Class A..............     579,100       27,403,012
Ruby Tuesday, Inc.................................     890,200       24,427,088
Saks, Inc.........................................     912,600       16,262,532
                                                                 --------------
                                                                    174,906,277
                                                                 --------------
Engineering & Consulting -- 0.7%
KBR, Inc.(a)......................................     280,776        7,345,100
                                                                 --------------
Health Care Products & Services -- 12.8%
Caremark Rx, Inc..................................   1,000,000       57,110,000
Triad Hospitals, Inc.(a)..........................     449,200       18,790,036
Universal Health Services, Inc. - Class B.........     985,200       54,609,636
                                                                 --------------
                                                                    130,509,672
                                                                 --------------
Industrial Services -- 8.2%
DeVry, Inc........................................   1,275,000       35,700,000
ITT Educational Services, Inc.(a).................     720,000       47,786,400
                                                                 --------------
                                                                     83,486,400
                                                                 --------------
Industrial Specialty Products -- 14.4%
Charles River Laboratories International, Inc.(a).     701,300       30,331,225
EMS Technologies, Inc.(a).........................     254,013        5,087,880
Fairchild Semiconductor Corp.(a)..................     400,000        6,724,000
Precision Castparts Corp..........................     676,600       52,964,248
QLogic Corp.(a)...................................     678,209       14,866,341

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006
===============================================================================

                                                                      Market
COMMON STOCKS -- 98.6% (Continued)                     Shares         Value
-------------------------------------------------------------------------------
Industrial Specialty Products -- 14.4% (Continued)
Rogers Corp.(a)...................................     164,800   $    9,747,920
Thermo Fisher Scientific, Inc.....................     601,000       27,219,290
                                                                 --------------
                                                                    146,940,904
                                                                 --------------
Insurance -- 7.3%
Arthur J. Gallagher & Company.....................     503,600       14,881,380
Brown & Brown, Inc................................     765,200       21,586,292
Hilb, Rogal & Hobbs Company.......................     900,000       37,908,000
                                                                 --------------
                                                                     74,375,672
                                                                 --------------
Oil & Gas Producers -- 7.5%
Houston Exploration Company(a)....................     725,500       37,566,390
Pogo Producing Company............................     581,300       28,158,172
Stone Energy Corp.(a).............................     299,000       10,569,650
                                                                 --------------
                                                                     76,294,212
                                                                 --------------
Real Estate & Construction -- 1.2%
St. Joe Company (The).............................     226,193       12,117,159
                                                                 --------------
Regional Banks and Thrifts -- 7.6%
BankUnited Financial Corp. - Class A..............   1,088,700       30,440,052
Downey Financial Corp.............................     120,000        8,709,600
People's Bank.....................................     123,375        5,504,993
Sterling Financial Corp...........................     602,288       20,363,357
The South Financial Group, Inc....................     468,400       12,454,756
                                                                 --------------
                                                                     77,472,758
                                                                 --------------
Security Products & Services -- 1.4%
Checkpoint Systems, Inc.(a).......................     686,600       13,869,320
                                                                 --------------
Transportation -- 2.5%
EGL, Inc.(a)......................................     313,011        9,321,468
Florida East Coast Industries, Inc................     276,691       16,490,784
                                                                 --------------
                                                                     25,812,252
                                                                 --------------

Other -- 0.5%.....................................                    5,391,109
                                                                 --------------

TOTAL COMMON STOCKS (Cost $529,277,698)...........               $1,005,173,290
                                                                 --------------

WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (COntinued)
December 31, 2006
================================================================================

                                                                     Market
MONEY MARKETS -- 1.3%                                Shares           Value
-------------------------------------------------------------------------------
AIM Short Term Treasury - Institutional Class
  (Cost $13,787,454)..............................  13,787,454   $   13,787,454
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 99.9%
  (Cost $543,065,152).............................               $1,018,960,744

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....                      403,655
                                                                 --------------

NET ASSETS -- 100.0%..............................               $1,019,364,399
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006
================================================================================

                                                                                               Westport
                                                                                Westport      Select Cap
                                                                                  Fund           Fund
----------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At acquisition cost......................................................   $33,148,774   $  543,065,152
                                                                              ===========   ==============
  At market value (Note 2).................................................   $48,216,727   $1,018,960,744
Dividends receivable.......................................................        15,033          760,989
Receivable for capital shares sold.........................................        45,100          476,298
Receivable for securities sold.............................................       259,019        1,871,726
Other assets...............................................................        18,719           25,537
                                                                              -----------   --------------
  TOTAL ASSETS.............................................................    48,554,598    1,022,095,294
                                                                              -----------   --------------
LIABILITIES
Payable for capital shares redeemed........................................        25,829        1,307,556
Payable to Adviser (Note 4)................................................        37,771          952,497
Payable to affiliates (Note 4).............................................        13,723          184,126
Other accrued expenses and liabilities.....................................        28,132          286,716
                                                                              -----------   --------------
  TOTAL LIABILITIES........................................................       105,455        2,730,895
                                                                              -----------   --------------

NET ASSETS.................................................................   $48,449,143   $1,019,364,399
                                                                              ===========   ==============
Net assets consist of:
Paid-in capital............................................................   $33,391,754   $  543,530,947
Accumulated net realized losses from security transactions.................       (10,564)         (62,140)
Net unrealized appreciation on investments.................................    15,067,953      475,895,592
                                                                              -----------   --------------
Net assets.................................................................   $48,449,143   $1,019,364,399
                                                                              ===========   ==============
PRICING OF CLASS R SHARES
Net assets attributable to Class R shares..................................   $34,879,094   $  439,959,515
                                                                              ===========   ==============
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) (Note 5).............................     1,815,504       17,910,278
                                                                              ===========   ==============
Net asset value, offering price and redemption price per share (Note 2)....   $     19.21   $        24.56
                                                                              ===========   ==============
PRICING OF CLASS I SHARES
Net assets attributable to Class I shares..................................   $13,570,049   $  579,404,884
                                                                              ===========   ==============
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) (Note 5).............................       708,955       23,201,146
                                                                              ===========   ==============
Net asset value, offering price and redemption price per share (Note 2)....   $     19.14   $        24.97
                                                                              ===========   ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
================================================================================

                                                                            Westport
                                                              Westport     Select Cap
                                                                Fund          Fund
--------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ..............................................   $  451,615   $ 14,258,134
  Interest ...............................................        1,710        876,807
                                                             ----------   ------------
    TOTAL INVESTMENT INCOME ..............................      453,325     15,134,941
                                                             ----------   ------------
EXPENSES
  Investment advisory fees (Note 4) ......................      493,980     11,900,923
  Shareholder servicing fees, Class R (Note 4) ...........       33,288        559,606
  Administration and accounting services fees (Note 4) ...       28,792        549,402
  Transfer agent fees, Class R (Note 4) ..................       45,393        454,642
  Transfer agent fees, Class I (Note 4) ..................          270         96,858
  Professional fees ......................................       88,537        112,022
  Custodian fees .........................................        5,429         64,262
  Shareholder reporting costs ............................       11,749         74,500
  Insurance expense ......................................        7,886         44,690
  Trustees' fees and expenses ............................       18,703         18,703
  Postage and supplies ...................................        9,030         24,944
  Registration fees, Class R .............................       29,113         29,296
  Registration fees, Class I .............................       22,801         22,885
  Compliance fees and expenses ...........................       18,597         46,797
  Other expenses .........................................           40         27,835
                                                             ----------   ------------
    TOTAL EXPENSES .......................................      813,608     14,027,365
                                                             ----------   ------------

NET INVESTMENT INCOME (LOSS) .............................     (360,283)     1,107,576
                                                             ----------   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ..........    5,244,353    107,903,004
  Net realized gains from redemption in-kind .............           --     59,597,247
  Net change in unrealized appreciation/depreciation
    on investments .......................................    1,697,179    (31,742,325)
                                                             ----------   ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .........    6,941,532    135,757,926
                                                             ----------   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............   $6,581,249   $136,865,502
                                                             ==========   ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                        Westport Fund              Westport Select Cap Fund
                                                                --------------------------------------------------------------
                                                                For the Year    For the Year    For the Year     For the Year
                                                                    Ended          Ended            Ended            Ended
                                                                December 31,    December 31,    December 31,     December 31,
                                                                    2006            2005            2006             2005
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss) ..............................   $   (360,283)   $   (425,939)  $    1,107,576   $   (7,355,655)
  Net realized gains from security transactions .............      5,244,353       4,219,262      107,903,004       97,752,447
  Net realized gains from redemption in-kind ................             --              --       59,597,247               --
  Net change in unrealized appreciation/depreciation
    on investments ..........................................      1,697,179       3,536,539      (31,742,325)      16,666,773
                                                                ------------    ------------   --------------   --------------
Net increase in net assets from operations ..................      6,581,249       7,329,862      136,865,502      107,063,565
                                                                ------------    ------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income, Class R ...........................             --              --         (100,585)              --
  From investment income, Class I ...........................             --              --       (1,006,991)              --
  From net realized gains, Class R ..........................     (3,613,896)     (3,356,875)     (42,657,487)     (33,877,795)
  From net realized gains, Class I ..........................     (1,383,713)       (635,922)     (65,245,517)     (61,822,221)
  From return of capital, Class R ...........................             --              --          (83,356)              --
  From return of capital, Class I ...........................             --              --         (811,213)              --
                                                                ------------    ------------   --------------   --------------
Decrease in net assets from distributions to shareholders ...     (4,997,609)     (3,992,797)    (109,905,149)     (95,700,016)
                                                                ------------    ------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
  Proceeds from shares sold .................................      9,753,681      65,937,185       92,353,458       95,549,024
  Reinvested Dividends ......................................      3,569,343       3,306,658       42,599,063       33,687,930
  Payments for shares redeemed ..............................    (31,792,798)    (47,134,687)    (143,765,117)    (159,286,319)
                                                                ------------    ------------   --------------   --------------
Net increase (decrease) in net assets from Class R
  share transactions ........................................    (18,469,774)     22,109,156       (8,812,596)     (30,049,365)
                                                                ------------    ------------   --------------   --------------
CLASS I
  Proceeds from shares sold .................................      2,288,935       1,010,000       64,013,090       67,291,162
  Reinvested Dividends ......................................      1,361,855         635,922       51,874,967       48,168,369
  Payments for shares redeemed ..............................        (96,233)     (2,000,743)    (364,028,158)    (197,804,708)
                                                                ------------    ------------   --------------   --------------
Net increase (decrease) in net assets from Class I
  share transactions ........................................      3,554,557        (354,821)    (248,140,101)     (82,345,177)
                                                                ------------    ------------   --------------   --------------
Net increase (decrease) in net assets
  from capital share transactions ...........................    (14,915,217)     21,754,335     (256,952,697)    (112,394,542)
                                                                ------------    ------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .....................    (13,331,577)     25,091,400     (229,992,344)    (101,030,993)

NET ASSETS:
  Beginning of year .........................................     61,780,720      36,689,320    1,249,356,743    1,350,387,736
                                                                ------------    ------------   --------------   --------------
  End of year ...............................................   $ 48,449,143    $ 61,780,720   $1,019,364,399   $1,249,356,743
                                                                ============    ============   ==============   ==============

ACCUMULATED NET INVESTMENT INCOME ...........................   $         --    $         --   $           --   $           --
                                                                ============    ============   ==============   ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                               Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class R
                                                        ------------------------------------------------------------------------
                                                        For the Year   For the Year   For the Year   For the Year   For the Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                        December 31,   December 31,   December 31,   December 31,   December 31,
                                                            2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ................     $ 18.87        $ 18.05        $ 15.64        $ 12.09        $ 14.55
                                                          -------        -------        -------        -------        -------
Income (loss) from investment operations:
  Net investment loss ...............................       (0.16)         (0.13)         (0.14)         (0.10)         (0.10)
  Net realized and unrealized gains (losses)
    on investments ..................................        2.67           2.23           2.78           3.65          (2.36)
                                                          -------        -------        -------        -------        -------
Total from investment operations ....................        2.51           2.10           2.64           3.55          (2.46)
                                                          -------        -------        -------        -------        -------
Less distributions:
  From net realized gains ...........................       (2.17)         (1.28)         (0.23)            --             --
                                                          -------        -------        -------        -------        -------
Net asset value at end of year ......................     $ 19.21        $ 18.87        $ 18.05        $ 15.64        $ 12.09
                                                          =======        =======        =======        =======        =======
Total return ........................................       13.27%         11.62%         16.85%         29.36%        (16.91%)
                                                          =======        =======        =======        =======        =======
Net assets at end of year (000's) ...................     $34,879        $51,843        $26,827        $25,570        $16,434
                                                          =======        =======        =======        =======        =======

Ratio of net expenses to average net assets .........        1.49%          1.45%          1.50%          1.50%          1.50%

Ratio of gross expenses to average net assets(A) ....        1.49%          1.45%          1.83%          1.99%          1.76%

Ratio of net investment loss to average net assets ..       (0.67%)        (0.63%)        (0.82%)        (0.83%)        (0.80%)

Portfolio turnover rate .............................           1%            45%            30%             9%            40%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or epxense reimbursements by the Advisor (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                               Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class I
                                                        ------------------------------------------------------------------------
                                                        For the Year   For the Year   For the Year   For the Year   For the Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                        December 31,   December 31,   December 31,   December 31,   December 31,
                                                            2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ................     $ 18.80        $17.98         $15.59         $12.05         $ 14.55
                                                          -------        ------         ------         ------         -------
Income (loss) from investment operations:
  Net investment loss ...............................       (0.10)        (0.13)         (0.10)         (0.11)          (0.15)
  Net realized and unrealized gains
    (losses) on investments .........................        2.61          2.23           2.72           3.65           (2.35)
                                                          -------        ------         ------         ------         -------
Total from investment operations ....................        2.51          2.10           2.62           3.54           (2.50)
                                                          -------        ------         ------         ------         -------
Less distributions:
  From net realized gains ...........................       (2.17)        (1.28)         (0.23)            --              --
                                                          -------        ------         ------         ------         -------
Net asset value at end of year ......................     $ 19.14        $18.80         $17.98         $15.59         $ 12.05
                                                          =======        ======         ======         ======         =======
Total return ........................................       13.32%        11.67%         16.78%         29.38%         (17.18%)
                                                          =======        ======         ======         ======         =======
Net assets at end of year (000's) ...................     $13,570        $9,938         $9,862         $4,159         $ 2,888
                                                          =======        ======         ======         ======         =======

Ratio of net expenses to average net assets .........        1.45%         1.47%          1.50%          1.50%           1.50%

Ratio of gross expenses to average net assets(A) ....        1.45%         1.47%          2.00%          2.42%           2.08%

Ratio of net investment loss to average net assets ..       (0.62%)       (0.71%)        (0.80%)        (0.83%)         (0.81%)

Portfolio turnover rate .............................           1%           45%            30%             9%             40%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                               Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class R
                                                        ------------------------------------------------------------------------
                                                        For the Year   For the Year   For the Year   For the Year   For the Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                        December 31,   December 31,   December 31,   December 31,   December 31,
                                                            2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ................     $  24.16       $  24.06       $  21.79      $  16.49       $  19.45
                                                          --------       --------       --------      --------       --------
Income (loss) from investment operations:
  Net investment income (loss) ......................         0.01          (0.18)         (0.16)        (0.13)         (0.12)
  Net realized and unrealized gains (losses)
    on investments .................................          3.00           2.27           2.43          5.43          (2.84)
                                                          --------       --------       --------      --------       --------
Total from investment operations ....................         3.01           2.09           2.27          5.30          (2.96)
                                                          --------       --------       --------      --------       --------
Less distributions:
  From net investment income ........................        (0.01)            --             --            --             --
  From net realized gains ...........................        (2.59)         (1.99)            --            --             --
  From return of capital ............................        (0.01)            --             --            --             --
                                                          --------       --------       --------      --------       --------
Total distributions .................................        (2.61)         (1.99)            --            --             --
                                                          --------       --------       --------      --------       --------
Net asset value at end of year ......................     $  24.56       $  24.16       $  24.06      $  21.79       $  16.49
                                                          ========       ========       ========      ========       ========
Total return ........................................        12.41%          8.63%         10.42%        32.14%        (15.22%)
                                                          ========       ========       ========      ========       ========
Net assets at end of year (000's) ...................     $439,959       $440,811       $466,753      $456,641       $314,404
                                                          ========       ========       ========      ========       ========

Ratio of net expenses to average net assets .........         1.32%          1.31%          1.35%         1.34%          1.29%

Ratio of gross expenses to average net assets .......         1.32%          1.31%          1.35%         1.34%          1.29%

Ratio of net investment income (loss)
  to average net assets .............................         0.02%         (0.74%)        (0.70%)       (0.74%)        (0.74%)

Portfolio turnover rate .............................            7%             2%             9%           12%             4%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                               Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class I
                                                        ------------------------------------------------------------------------
                                                        For the Year   For the Year   For the Year   For the Year   For the Year
                                                            Ended          Ended          Ended          Ended          Ended
                                                        December 31,   December 31,   December 31,   December 31,   December 31,
                                                            2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ................     $  24.52      $  24.34       $  21.99      $    16.59      $  19.53
                                                          --------      --------       --------      ----------      --------
Income (loss) from investment operations:
  Net investment income (loss) ......................         0.04         (0.12)         (0.12)          (0.09)        (0.09)
  Net realized and unrealized gains (losses)
    on investments ..................................         3.07          2.29           2.47            5.49         (2.85)
                                                          --------      --------       --------      ----------      --------
Total from investment operations ....................         3.11          2.17           2.35            5.40         (2.94)
                                                          --------      --------       --------      ----------      --------
Less distributions:
  From net investment income ........................        (0.04)           --             --              --            --
  From net realized gains ...........................        (2.59)        (1.99)            --              --            --
  From return of capital ............................        (0.03)           --             --              --            --
                                                          --------      --------       --------      ----------      --------
Total distributions .................................        (2.66)        (1.99)            --              --            --
                                                          --------      --------       --------      ----------      --------
Net asset value at end of year ......................     $  24.97      $  24.52       $  24.34      $    21.99      $  16.59
                                                          ========      ========       ========      ==========      ========
Total return ........................................        12.69%         8.86%         10.69%          32.55%       (15.05%)
                                                          ========      ========       ========      ==========      ========
Net assets at end of year (000's) ...................     $579,405      $808,546       $883,635      $1,041,467      $683,751
                                                          ========      ========       ========      ==========      ========

Ratio of net expenses to average net assets .........         1.09%         1.09%          1.09%           1.09%         1.07%

Ratio of gross expenses to average net assets .......         1.09%         1.09%          1.09%           1.09%         1.07%

Ratio of net investment income (loss)
  to average net assets .............................         0.13%        (0.49%)        (0.44%)         (0.49%)       (0.53%)

Portfolio turnover rate .............................            7%            2%             9%             12%            4%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1. Organization

The Westport Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (the "Funds"). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $2 billion or less at the time of the Fund's initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, the Adviser may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company's market capitalization does not exceed $4 billion, the Fund may add to an existing position in that company's securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2. Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi-annual report on June 30, 2007. Management is in the process of determining the impact of adoption.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 is as follows:

-------------------------------------------------------------------------------------------
                                           Westport                    Westport Select
                                             Fund                         Cap Fund
                                  ---------------------------   ---------------------------
                                  For the Year   For the Year   For the Year   For the Year
                                      Ended          Ended          Ended          Ended
                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                      2006           2005           2006           2005
                                  ------------   ------------   ------------   ------------
From ordinary income ..........    $       --     $       --    $  1,107,576    $        --
From long-term capital gains ..     4,997,609      3,992,797     107,903,004     95,700,016
From return of capital ........            --             --         894,569             --
                                   ----------     ----------    ------------    -----------
                                   $4,997,609     $3,992,797    $109,905,149    $95,700,016
                                   ==========     ==========    ============    ===========
-------------------------------------------------------------------------------------------

The following information is computed on a tax basis for each item for the year ended December 31, 2006:

---------------------------------------------------------------
                                    Westport       Westport
                                      Fund      Select Cap Fund
                                  -----------   ---------------
Gross unrealized appreciation..   $15,970,626     $480,742,362
Gross unrealized depreciation..      (913,237)      (4,908,910)
                                  -----------     ------------
Net unrealized appreciation....   $15,057,389     $475,833,452
                                  -----------     ------------
Total accumulated earnings.....   $15,057,389     $475,833,452
                                  ===========     ============
Federal income tax cost*.......   $33,159,338     $543,127,292
                                  ===========     ============
---------------------------------------------------------------

* The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts -- The following reclassifications made by the Funds during the year ended December 31, 2006, are primarily the result of differences in the tax treatment of net investment losses and in-kind redemptions.

--------------------------------------------------------------------------------
                                                                    Accumulated
                                  Accumulated Net     Paid-in      Net Realized
                                  Investment Loss     Capital     Gains (Losses)
                                  ---------------   -----------   --------------
Westport Fund..................     $   360,283     $  (113,539)   $   (246,744)
Westport Select Cap Fund.......     $        --     $59,597,247    $(59,597,247)
--------------------------------------------------------------------------------

The above reclassifications have no effect on the Funds' net assets or net asset value per share.

Redemption in-kind -- During the fiscal year ended December 31, 2006, the Westport Select Cap Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in realized capital gains of $59,597,247, none of which were taxable to the Fund, nor resulted in increased capital gain distributions to existing shareholders of the Fund.

3. Investment Transactions

For the year ended December 31, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $281,478 and $19,609,510, respectively, for the Westport Fund, and $78,420,449 and $421,286,993, respectively, for the Westport Select Cap Fund.

4. Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the "Adviser"), Integrated Investment Services, Inc., ("Integrated"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the Funds' principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust's Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent "Total Annual Fund Operating Expenses" for each class exceed 1.50% of the Fund's average daily net assets attributable to that class of shares (the "Expense Limitation Agreement"). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2006. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser in 2006.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies non-investment-related administrative services for the Funds. Integrated supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Integrated receives payment of one fee for both Administration and Accounting services based on the Funds' combined average daily net assets.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement, Integrated calculates the daily net asset value per share and maintains the financial books of the Funds. For these services, Integrated receives payment of one fee for both Administration and Accounting services based on the Funds' combined average daily net assets. In addition, each Fund reimburses Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

TRANSFER AGENT AGREEMENT

Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee from each Fund based on the Funds' combined number and type of shareholder accounts. In addition, each Fund reimburses Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2006, shareholder servicing fees of $33,288 and $559,606 were paid by Class R shares of the Westport Fund and the Westport Select Cap Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R shares of each Fund not otherwise provided by the Funds' transfer agent, Integrated, from various shareholder servicing agents approved by the Trust's Board of Trustees. For the year ended December 31, 2006, transfer agent servicing fees of $26,110 and $425,401 were paid by Class R shares of the Westport Fund and the Westport Select Cap Fund, respectively, to third party shareholder servicing agents.

Under a transfer agent servicing agreement adopted by the Trust with respect to Class I shares of the Westport Select Cap Fund, pursuant to which the Trust receives certain services not otherwise provided by the Funds' transfer agent, Integrated, transfer agent servicing fees of $41,392 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund for the year ended December 31, 2006.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the "Distributor"). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of Integrated.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and monitoring of the Funds' policies and procedures, as well as administrative support services to the Funds' Compliance Program.

IFS Financial Services, Inc. provides the Chief Compliance Officer (CCO) to the Funds. The CCO reports directly to the Funds' Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events. IFS Financial Services, Inc. is an affiliate of Integrated.

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

-------------------------------------------------------------------------------------------------------------
                                                          Westport Fund            Westport Select Cap Fund
                                                   ---------------------------   ----------------------------
                                                   For the Year   For the Year    For the Year   For the Year
                                                       Ended          Ended           Ended          Ended
                                                   December 31,   December 31,    December 31,   December 31,
                                                       2006           2005            2006           2005
                                                   ------------   ------------    ------------   ------------
CLASS R
Shares sold ....................................      490,591       3,469,897       3,688,956      3,816,713
Shares reinvested ..............................      185,228         174,218       1,733,078      1,388,620
Shares redeemed ................................   (1,607,062)     (2,383,505)     (5,755,856)    (6,359,205)
                                                   ----------      ----------     -----------     ----------
Net increase (decrease) in shares outstanding ..     (931,243)      1,260,610        (333,822)    (1,153,872)
Shares outstanding, beginning of year ..........    2,746,747       1,486,137      18,244,100     19,397,972
                                                   ----------      ----------     -----------     ----------
Shares outstanding, end of year ................    1,815,504       2,746,747      17,910,278     18,244,100
                                                   ==========      ==========     ===========     ==========
CLASS I
Shares sold ....................................      114,446          54,698       2,515,671      2,667,629
Shares reinvested ..............................       70,930          33,647       2,076,659      1,956,473
Shares redeemed ................................       (4,975)       (108,175)    (14,361,532)    (7,963,819)
                                                   ----------      ----------     -----------     ----------
Net increase (decrease) in shares outstanding ..      180,401         (19,830)     (9,769,202)    (3,339,717)
Shares outstanding, beginning of year ..........      528,554         548,384      32,970,348     36,310,065
                                                   ----------      ----------     -----------     ----------
Shares outstanding, end of year ................      708,955         528,554      23,201,146     32,970,348
                                                   ==========      ==========     ===========     ==========
------------------------------------------------------------------------------------------------------------

6. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds, comprising respectively, the Westport Fund and Westport Select Cap Fund, including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2007

THE WESTPORT FUNDS
OTHER ITEMS
December 31, 2006 (Unaudited)
================================================================================

Dividends Received Deduction

For corporate shareholders, 100% of the Westport Select Cap Fund's ordinary dividends paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

Distributions

For the fiscal year ended December 31, 2006, the Funds designated long-term capital gains distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows: Westport Fund, $4,997,609 and Westport Select Cap Fund, $107,903,004.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds' website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission ("Commission") as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the Commission's website at http://www.sec.gov;
(ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2006 are available (i) on the Funds' website, at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the Commission's website at http://www.sec.gov.

Considerations in Approving the Renewal of the Investment Advisory Agreement

On August 11, 2006, the Board of Trustees, including the trustees who are not parties to the Investment Advisory Agreement between the Trust, on behalf of each Fund, and the Funds' investment adviser ("Advisory Agreement") or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any such party ("Independent Trustees"), considered and approved the renewal of the Advisory Agreement with Westport Advisers, LLC, the investment adviser to the Funds (the "Adviser"), for an additional term of twelve months. Prior to this meeting, the Trustees reviewed materials prepared by the Adviser in response to a letter submitted by counsel to the Board of Trustees requesting that the Adviser provide certain specified information in order for the Trustees to consider the terms of the Advisory Agreement.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials previously provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser in advance of the meeting. In particular, the Independent Trustees discussed the nature, extent and quality of the advisory services to be provided to the Funds by the Adviser, the investment performance of the Funds and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds, the extent to which economies of scale would be realized as the Funds grow, whether fee levels reflect these economies of scale for the benefit of Fund shareholders, and various other matters included within the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees, along with the entire Board of Trustees, concluded the following:

      Nature, Quality and Extent of Services Provided by the Adviser. The Trustees were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees considered the fact that the Adviser furnishes a continuous investment program for the Funds, makes day-to-day investment decisions for the Funds and manages the Funds' investments in accordance with each Fund's investment policies as stated in the Funds' prospectus. Under the Advisory Agreement, the Adviser also provides investment research and advice to the Funds, determines the securities to be purchased and sold in accordance with the investment objective and policies of each Fund, and selects brokers and dealers to execute portfolio transactions. The Trustees noted that the Adviser also maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board.

      The Trustees considered the Adviser's comparison of commission rates and trade allocations among the Funds, clients of Westport Asset Management, Inc. ("WAMI"), an investment adviser affiliated with the Adviser, and other accounts advised by the Adviser's and WAMI's portfolio managers and considered the Adviser's procedures designed to ensure that transactions are allocated fairly and best execution is sought.

      The Trustees also discussed the Adviser's and the Trust's compliance culture and ethics and corresponding costs to the Trust. The Trustees determined that although compliance adds to the Trust's expenses, it is a necessary expense. They noted that the Adviser had been spending adequate time and effort on its investment and compliance operations. The Trustees recognized that the Adviser and Trust management were fully supportive of a compliance culture which seeks to ensure that the Trust and its affiliates comply with all applicable laws and regulations.

      Performance. The Trustees received and considered comparative performance information prepared by Lipper, Inc. ("Lipper"). The Lipper materials compared, among other things, the performance of the Funds to the performance of a representative group of registered funds selected by Lipper ("Peer Group") and an appropriate benchmark index. Upon reviewing the comparative performance information, the Trustees determined that each Fund's performance was considerably above that of its peers since its inception. In the shorter periods, the Westport Fund's performance outpaced its Peer Group year-to-date while the performance of both Funds' slightly lagged their respective Peer Groups' performance for the one-year period. With respect to the Westport Fund, performance was slightly above the performance of its Peer Group for the 3- and 5-year periods while the Class R and Class I Shares of the Westport Select Cap Fund's performance slightly lagged the performance of its respective Peer Groups for the 3- and 5-year periods. Although the Funds' performance has been mixed, the Trustees determined that the Funds' overall performance since inception has been satisfactory.

      The Trustees also reviewed the Funds' performance for various periods through June 30, 2006 and noted that long-term performance has been satisfactory on a relative and objective basis, despite short term fluctuations in performance. The Trustees noted that over the course of the year they had the opportunity to discuss the Funds' performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being run. The Trustees considered the fact that the Funds specifically disclose in their prospectus that they are meant for long term shareholders. The Trustees also reviewed the Funds' historical portfolio turnover.

      The Trustees discussed the fact that during previous fiscal years the Adviser had reimbursed expenses and waived fees on the Class R and Class I shares of the Westport Fund pursuant to an expense limitation agreement, and that a fee cap was still in place for each of the Funds.

      Costs and Profitability. Comparative data provided to the Trustees also included information pertaining to costs and profitability. The Trustees specifically noted that the Lipper materials provided to the Board indicated that the Funds generally had higher costs than the average member of their respective Lipper Peer Groups. The Trustees determined that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable in light of the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds and, although higher than the average, the Funds' fees are generally consistent with fees paid to other advisers of comparable funds. The Trustees discussed the Adviser's profitability and the fact that Messrs. Nicklin and Knuth are the owners of the Adviser as well as the Funds' portfolio managers and that Messrs. Nicklin and Knuth do not receive a salary for their services as portfolio managers. The Trustees also considered the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds. Based on the comparative data produced by Lipper, the Trustees determined that the Adviser's fee and expense ratio of each Fund are comparable to those of similar funds and that the Adviser's profitability is dependent on the Adviser's ability to manage its costs. Based on its evaluation, the Board concluded that each Fund's advisory fee was fair and reasonable, especially in light of the quality of the services the Adviser has provided in managing the Funds. The Trustees further found that the Adviser's profitability was justified given the Funds' positive performance record over time, noting that performance since inception continued to be above each benchmark, although both Funds have trailed their benchmarks over some shorter time periods ended June 30, 2006. The Trustees affirmed that they would continue to monitor performance over the next year.

      In comparing the level of services provided to the Funds to the level of services required by institutional clients, the Trustees noted that the level of services provided by the Adviser to the Funds was significantly higher than the level of services provided to WAMI's institutional client accounts, especially in the areas of shareholder interaction and regulatory compliance. In particular, the Adviser provided significant services to the Funds with respect to compliance and oversight of service providers. Despite this discrepancy in the level of service afforded to the Funds and WAMI's institutional clients, the fees charged to the Funds were the same as the fees charged to WAMI's institutional clients added within the past five years. These items further supported Trustees determination that the Adviser's profitability was justified.

      Economies of Scale. With respect to the Westport Select Cap Fund Class I shares, the Trustees considered the impact re-opening that share class to new investors would have on the Fund. The Trustees also noted that an increase in the sale of shares of the Westport Fund had increased the size of the Fund to a level where it is unlikely the Adviser would need to waive fees or reimburse expenses, if the Fund maintained that asset level. It was noted that 2005 was the first year since the inception of the Westport Fund in which fee waivers and expense reimbursements were not required. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined, on the basis of the facts above, that a breakpoint was not warranted at this time.

As part of the process of renewing the Advisory Agreement, the Board received detailed materials from the Adviser. The Board also regularly reviews and assesses the quality of the services the Funds receive throughout the year. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board found that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable and consistent with services rendered by and fees paid to other advisers of comparable funds. The Board also found that the Adviser's profitability was justified given each Fund's positive performance record over time. The Board concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, unanimously approved the renewal of the Agreement.

Management of the Trust

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

                            Current Position                                     Numberof Funds
                             with Trust and          Principal Occupation(s)        Overseen         Other
Name/Address/Age          Length of Time Served        During Last 5 Years        within Trust    Directorships
---------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Raymond J. Armstrong      Trustee                           retired                    2              none
253 Riverside Avenue      11/14/97 - present
Westport, CT 06880
Age - 81

Stephen E. Milman         Trustee                           retired                    2              none
253 Riverside Avenue      11/14/97 - present
Westport, CT 06880
Age - 69

D. Bruce Smith, II        Trustee                           retired                    2              none
253 Riverside Avenue      11/14/97 - present
Westport, CT 06880
Age - 68

INTERESTED TRUSTEE*:

Edmund H. Nicklin, Jr.    Trustee                 Managing Director, Westport          2              none
253 Riverside Avenue      11/14/97 - present      Advisers LLC; Executive Vice
Westport, CT 06880        President               President, Westport Asset
Age - 60                  9/18/97 - present       Management, Inc.

*All Interested Trustees are "interested persons" of the Funds as defined in the Investment Company Act of 1940 by virtue of their interest in the investment adviser.

                            Current Position                                          Numberof Funds
                             with Trust and          Principal Occupation(s)             Overseen         Other
Name/Address/Age          Length of Time Served        During Last 5 Years             within Trust    Directorships
--------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST:

Andrew J. Knuth           Executive Vice          Managing Director, Westport              n/a              n/a
253 Riverside Avenue      President               Advisers LLC; Chairman, Westport
Westport, CT 06880        9/18/97 - present       Asset Management, Inc.
Age - 68

Ronald H. Oliver          Executive Vice          Managing Director, Westport              n/a              n/a
253 Riverside Avenue      President,              Advisers LLC; President, Westport
Westport, CT 06880        Secretary               Asset Management, Inc.
Age - 78                  9/18/97 - present

Terry A. Wettergreen      Vice President          Vice President Operations,               n/a              n/a
253 Riverside Avenue      10/7/99 - present       Westport Advisers, LLC
Westport, CT 06880        Treasurer
Age - 56                  3/8/02 - present

Russell M. Lynch          Vice President          Vice President Marketing,                n/a              n/a
253 Riverside Avenue      10/7/99 - present       Westport Advisers, LLC
Westport, CT 06880
Age - 57

Joseph G. Melcher         Chief Compliance        Senior Compliance Officer,               n/a              n/a
253 Riverside Avenue      Officer                 IFS Financial Services, Inc.
Westport, CT 06880        9/24/04 - present       Compliance Manager,
Age - 33                                          CUNA Mutual Group

Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

The Westport Funds

Westport Fund
Westport Select Cap Fund

website: www.westportfunds.com

Shareholder Services
888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Distributor
IFS Fund Distributors, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)      Audit Fees

------------------------------------- -----------------------------------
         December 31, 2006                    December 31, 2005
------------------------------------- -----------------------------------
              $27,500                              $25,500
------------------------------------- -----------------------------------

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2006 and December 31, 2005 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)      Audit-Related Fees

------------------------------------- -----------------------------------
         December 31, 2006                    December 31, 2005
------------------------------------- -----------------------------------
               $2,000                               $2,000
------------------------------------- -----------------------------------

Such fees represent the fees billed for the fiscal years ended December 31, 2006 and December 31, 2005 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2006 and June 30, 2005, respectively.

(c)      Tax Fees

------------------------------------- -----------------------------------
         December 31, 2006                    December 31, 2005
------------------------------------- -----------------------------------
               $5,000                               $5,000
------------------------------------- -----------------------------------

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)      All Other Fees

------------------------------------- -----------------------------------
         December 31, 2006                    December 31, 2005
------------------------------------- -----------------------------------
                 $0                                   $0
------------------------------------- -----------------------------------

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2006 and December 31, 2005.

(e)      Pre-Approval Policies and Procedures

         (1)

                      PRE-APPROVAL POLICIES AND PROCEDURES

                                as adopted by the

                                 AUDIT COMMITTEE
                                       of
                          THE WESTPORT FUNDS ("Trust")

                           (Adopted December 10, 2004)


The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.    General

      1. The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

      2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

----------
(1)   Pub. L. 107-204, 116 Stat. 745 (2002).

(2)   Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.    Pre-Approval of Audit Services to the Trust

      1. The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

      2. The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

      3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

      4. To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.    Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates
      - by Types or Categories of Services

      1. The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

      2. The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

      3. Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

      4. The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

      5. The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

      6. The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.    Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates
      - Project-by-Project Basis

      1. The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

      2. Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

      3. The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

      4. The Delegate will review the requested non-audit services or proposed material change in such services and will either:

            (a) pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

            (b) refer such matter to the full Audit Committee for its consideration and action.

      In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

      5. The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.    Amendment; Periodic Review

      1.    The Audit Committee may amend these Procedures from time to time.

      2.    These Procedures shall be reviewed periodically by the Audit
            Committee.

F.    Recordkeeping

      1. The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

      2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

      3. A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.


Adopted:  December 10, 2004

                                   APPENDIX A

                                 AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

      1.    Annual audit of the Trust's financial statements.

      2. Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

      3. Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

      4. Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

      5. Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

      6.    Attendance at any shareholder meeting.

      7. Attendance at audit committee meetings to review audit plan and discuss results.(3)


----------
(3)   For other purposes, the definition of "audit services" may differ.

                                   APPENDIX B

                               PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

      1.    The Trust and its investment adviser;

      2. Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or
            (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

      3. Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

      Note: The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

            Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

            o Maintaining or preparing the accounting records for an Investment Company Complex Entity;

            o Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

            o Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

            Financial information systems design and implementation, including:

            o Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

            o Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

            Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

            Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

            Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

            Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

            Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

            Human resources. Services in this category are:

            o searching for or seeking out prospective candidates for managerial, executive, or director positions;

            o engaging in psychological testing, or other formal testing or evaluation programs;

            o undertaking reference checks of prospective candidates for an executive or director position;

            o acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

            o recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

                  Broker-dealer, investment adviser, or investment banking services. Services in this category are:

            o acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

            o making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

            o executing a transaction to buy or sell an audit client's investment; or

            o having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

            Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

            Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

                                   APPENDIX C

                               NON-AUDIT SERVICES


For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

      1. Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

            o     Due diligence procedures related to mergers and acquisitions.

            o     Review of internal controls.

            o Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

      2.    Tax Services

            o Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

            o Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

      3.    Other Non-Audit Services o Advisory and consultation services.

            o     Other non-audit services not listed above.

         (2) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 were $5,000 and $5,000, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or
(ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 or December 31, 2005.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under
Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b)    Certifications required by Item 12(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Westport Funds

By (Signature and Title)


/s/ Edmund H. Nicklin, Jr.
------------------------------------
Edmund H. Nicklin, Jr.
President

Date:  March 12, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Edmund H. Nicklin, Jr.
------------------------------------
Edmund H. Nicklin, Jr.
President

Date:  March 12, 2007


By (Signature and Title)


/s/ Terry A. Wettergreen
------------------------------------
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  March 12, 2007